UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2020

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	On Jan. 23, 2020, the board of directors (“Board”) of Valero Energy Corporation (“Valero”) approved promotions for two of Valero’s named executive officers: R. Lane Riggs and Gary K. Simmons. The promotions were effective Jan. 23, 2020.

Mr. Riggs, age 54, was promoted and elected President and Chief Operating Officer of Valero. He previously served as Executive Vice President and Chief Operating Officer (since Jan. 1, 2018), and prior to that as Executive Vice President-Refining Operations and Engineering (since 2014). He has held several leadership positions with Valero overseeing refining operations, crude and feedstock supply, and planning and economics. Mr. Riggs also served on the board of directors of Valero Energy Partners GP LLC (the general partner of Valero Energy Partners LP (NYSE: VLP)) from 2014 to 2019.

Mr. Simmons, age 55, was promoted and elected Executive Vice President and Chief Commercial Officer of Valero. He previously served as Senior Vice President-Supply, International Operations and Systems Optimization (since 2014), and prior to that as Vice President-Crude and Feedstock Supply and Trading (2012 to 2014), and Vice President-Supply Chain Optimization (2011 to 2012). Mr. Simmons has held many leadership positions with Valero including Vice President and General Manager of Valero’s Ardmore and St. Charles refineries.

(d)	On Jan. 23, 2020, the Board elected Eric D. Mullins to Valero’s board of directors, and appointed Mr. Mullins to serve on the Board’s Nominating/Governance and Public Policy Committee. Mr. Mullins is entitled to participate in Valero’s non-employee director compensation program (as described in Valero’s 2019 proxy statement). Accordingly, he received a grant of 755 Stock Units upon his election to the Board, which represents a pro rata grant of equity for the period of his service on the Board from the date of election to the date of Valero’s next annual meeting of stockholders.

(e)	In connection with Mr. Simmons’s promotion: (i) his target bonus percentage was increased to 100 percent of base salary; and (ii) his long-term incentive target percentage was increased to 325 percent of base salary. No other compensation arrangements were modified or entered into in connection with the promotions described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: Jan. 27, 2020	by:	/s/ J. Stephen Gilbert
J. Stephen Gilbert
Secretary

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